NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT. INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA.

[Certificate ID]

[CUSIP Number]

NUMBER
1001

SHARES
1,200,000

BONANZA GOLDFIELDS CORPORATION

[Restriction]

AUTHORIZED COMMON SHARES: 1,970,000,000
PAR VALUE: $0.0001

THIS CERTIFIES THAT [Name]

IS THE RECORD HOLDER OF One million two hundred thousand

Sample

Shares of Bonanza Goldfields Corp. Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date: 09/29/2021

CHAN MAN CHUNG


Bonanza Goldfields Corp.
CORPORATE
Seal
Nevada

COUNTERSIGNED & REGISTERED
TRANSFER ONLINE, INC.
512 SE SALMON ST.
PORTLAND, OR 97214

BY: ______________ AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship
and not as tenants in common

UNIF GIFT MIN ACT.......................... Custodian..............................
(Cust) (Minor)
under Uniform Gifts to Minors
Act....................................
(State)

Additional Abbreviations may also be used though not in the above list.

For Value Received, ____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIPCODE, OF ASSIGNEE)

____ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED ____________ SIGNATURE ____________

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM